SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    June 20, 2008

TRADESHOW PRODUCTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-135805	20-3336498
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1590 South Lewis
Anaheim, CA  92805
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(954) 458-1145
 (ISSUER TELEPHONE NUMBER)

1920 E. Hallandale Beach Blvd., Suite 708
Hallandale, Florida  33009
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Disposition of Assets

Effective May 1, 2008 Tradeshow Products Inc. (“Seller”) assigned to Liberty Consulting Inc., of Hallandale, Florida (“Buyer”) all of the outstanding stock, assets and liabilities of  Focus Views, Inc. (“Focus”) and their subsidiaries in exchange for the following:  (i) a “Non-compete agreement” as it pertains to Seller’s business; (ii) assumption of the Focus’ debt; and (iii) forgiveness any and all debts, past present or future Seller may owe to Buyer in the amounts made of accounts payable, notes payable and accrued interest of approximately $170,192.91.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Exhibits

10.02  Stock Purchase and Sale Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tradeshow Products, Inc.

By:	/s/ David Goldberg
David Goldberg, President

Dated: June 25, 2008